UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

February 16, 2007

EDGETECH SERVICES INC.

(Formerly Secure Enterprise Solutions. Inc.)

-----------------------------------------------

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA                     000-27397                          98-0204280

------------------------------------------------------------------------------

(STATE OF              (COMMISSION FILE           (IRS EMPLOYER

INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

2980 S. Rainbow Blvd. #220H
Las Vegas, NV 89146

--------------------------------------------------

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 857-6666

--------------------------------------------------

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 4.01

Changes in Registrant’s Certifying Accountant

On February 15, 2007, George Brenner, CPA, a Professional Corporation (“Brenner”), resigned as the Company’s independent accountant. For the past two years, Brenner’s report on Edgetech’s financial statements did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with Brenner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The decision to change accountants was approved by the board of directors.

On February 15, 2007, the Company engaged De Joya Griffith & Company LLC as its independent accountant. Neither Edgetech nor anyone acting on its behalf consulted De Joya Griffith & Company LLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Edgetech’s financial statements.

Edgetech’s letter to Brenner is attached to this Form 8-K as an exhibit.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edgetech Services, Inc.

By:/s/ Adam Radly

     Adam Radly

     Chief Executive Officer and

     Chairman of the Board of

     Directors

Date:

February 15, 2007

Exhibits:

Letter to George Brenner, CPA, dated February 15, 2007.

Disengagement Letter dated March 28, 2007